TRANSAMERICA FUNDS
Supplement dated August 28, 2009 to the Prospectus dated March 1, 2009 and the Statement of Additional Information dated July 1, 2009, each as previously supplemented
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Transamerica UBS Dynamic Alpha
The following information supplements and amends information concerning Transamerica UBS Dynamic Alpha in the Prospectus:
Effective on or about November 1, 2009, Transamerica Asset Management, Inc., (“TAM”) will terminate its investment sub-advisory agreement with UBS Global Asset Management (Americas) Inc. with respect to Transamerica UBS Dynamic Alpha (the “Fund”) and will enter into a new investment sub-advisory agreement with First Quadrant, L.P. (“First Quadrant”). In connection with the change in sub-adviser, the Fund’s Board of Trustees has approved changes to the Fund’s investment objective, strategies and policies, as well as the Fund’s name, effective on or about November 1, 2009. These changes are described below. Shareholder approval of these changes is not required, but an Information Statement will be mailed to shareholders within 90 days of the change in sub-adviser which will describe First Quadrant and the terms of the new sub-advisory agreement.
In connection with the change in sub-adviser for the Fund, the Fund will change its name to Transamerica First Quadrant Global Macro. The changes to the Fund’s investment objective, strategies and policies are described below. The principal risks of the Fund will remain the same.
The investment adviser of the Fund, TAM, as well as the current investment advisory fee structure, will remain the same. The sub-classification of the Fund as a non-diversified company and its fundamental investment restrictions will also remain the same.
Effective on or about November 1, 2009, the following information will apply to the Fund.
OBJECTIVE:
The investment objective of Transamerica First Quadrant Global Macro is to achieve total return from investments in the global equity, fixed-income, and currency markets, independent of market direction.
PRINCIPAL STRATEGIES AND POLICIES:
The Fund seeks to generate returns through risk-controlled exposure, long and short, to global equity, fixed-income, and currency markets through a wide range of derivative instruments and direct investments. The Fund typically will make extensive use of derivative instruments, including futures contracts on global equity and fixed-income securities and security indices, options on futures contracts and equity indices, securities and security indices, swap contracts and forward contracts. The Fund may also invest directly in global equity securities (including exchange traded funds (“ETFs”) and common and preferred stock of U.S. and non-U.S. companies) and fixed-income securities (including U.S. and non-U.S. corporate bonds and debt securities guaranteed by U.S. and non-U.S. governments, their agencies or instrumentalities or supranational organizations).
The Fund’s investment process involves an analysis of returns based on the (i) relative returns derived from global asset class performance (for example, how global stocks performed relative to global bonds and cash); (ii) relative returns within the equity asset class based on country (for example, how U.S. equities performed relative to other global equities); (iii) relative returns within the fixed-income asset class based on country (for example, how U.S. bonds performed relative to other global bonds); (iv) risks associated with currencies; and (v) relative pricing of equity index options. There are no limits on the amount of fund assets that may be allocated to any one of the equity, bond, and currency asset classes. Typically, the Fund expects to diversify its exposure among at least ten different countries, including the United States. In selecting equity investments for the Fund, First Quadrant is not constrained by any particular investment style or capitalization range. In selecting bond investments for the Fund, First Quadrant will have the flexibility to invest in debt-related investments of any credit quality and with any duration.

First Quadrant applies a global view to portfolio construction for the Fund. Recognizing that the world’s economies are connected, the Fund’s investments in the global equity, bond, currency, and options markets will be mutually dependent. The Fund’s portfolio will reflect First Quadrant’s assessment of the combination of local market and economic factors, global equity, fixed income or currency market factors and changes in global interest rates. As a result, the relationship between a change in the price of a stock or fixed income market, or a change in a currency exchange rate in one market, may influence the decision to take or adjust positions in other instruments with exposure to other markets or other market types. Because changes in the global equity, bond, and currency markets occur rapidly, it will often be difficult to respond quickly to such changes by investing directly in global equity securities, fixed income securities and currencies. Direct investments may also involve costs that would diminish or eliminate value that First Quadrant identifies in the global equity, bond and currency markets. Therefore, the Fund will often use derivative instruments as its principal means to quickly and efficiently gain exposure to equity securities, fixed income securities, and foreign currencies in seeking to take advantage of value (and reduce exposure to risks) that First Quadrant identifies in the global equity, bond, and currency markets.
The Fund is subject to rigorous ongoing risk management to attempt to minimize volatility and achieve a high correlation between the positions taken and the desired exposures. The Fund may enter into short sales of securities (including ETFs). A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale.
As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, or enters into a short sale, it will segregate liquid assets equivalent to the Fund’s outstanding obligations under the contract or in connection with the short position.
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Investors Should Retain this Supplement for Future Reference

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